Future Minimum Payments Under Non-cancelable Leases with Initial Terms of One-Year or More (Detail) - Dec. 31, 2022 ¥ in Millions, $ in Millions	CNY (¥)	USD ($)
Future Minimum Payments Under Noncancelable Agreements For Bandwidth And Property Management Fees [Abstract]
2023	¥ 287	$ 42
2024	105	15
2025	44	6
2026	22	3
2027	4	1
Thereafter	25	4
Total Future minimum payments under non-cancelable agreements for bandwidth and property management fees	¥ 487	$ 71